UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February  26, 2007
(Date of earliest event reported)

Tripos, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-23666	43-1454986

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1699 South Hanley Rd. St. Louis, MO	63144	(314) 647-1099

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 26, 2007, Tripos issued a release concerning the current status of its efforts to sell its U.K.-based discovery research business.

A copy of Tripos' release is incorporated herein by reference and is furnished as Exhibit 99.1 to this report.

Additional Information About the Transaction

On February 14, 2007, Tripos, Inc. filed with the Securities and Exchange Commission (the "SEC") a definitive proxy statement on Schedule 14A. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE SPECIAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors can obtain these documents free of charge at the SEC's web site (www.sec.gov) or from Tripos, Inc. free of charge by directing a request to John Yingling, Senior Vice President and Chief Financial Officer, Tripos, Inc., 1699 South Hanley Rd., St. Louis, MO 63144.  The directors and executive officers of Tripos, Inc. may be considered participants in the solicitation of proxies in favor of the transactions described in the proxy statement from the shareholders of Tripos, Inc.  Information about the directors and executive officers of Tripos, Inc. is set forth in the proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on March 17, 2006.  Additional information regarding the interests of such individuals is included in the proxy statement and the other relevant documents filed with the SEC relating to the special meeting.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements concerning, among other things, Tripos' future prospects, including: (1) Tripos' ability to consummate the sale of its Discovery Research business to Provid Pharmaceuticals, Inc.; (2) Tripos' ability to sell its Discovery Informatics business and certain other assets; (3) Tripos' ability to satisfy its creditors out of the proceeds of the foregoing transactions and other available resources; (4) Tripos' ability to offset corporate tax liabilities on the sale of assets through the utilization of net operating loss carryforwards; (5) Tripos' ability to distribute any remaining cash to its stockholders; (6) Tripos' ability to access the capital necessary to fund its business, including the availability of capital to replace its existing bank facility upon maturity and the potential need to issue common stock or warrants which could be dilutive to current stockholders; (7) Tripos' ability to assess, pursue and effect strategic alternatives to maximize stockholder value; (8) Tripos' ability to pay off or obtain an extension of its bank line of credit; or (9) in the event that Tripos is unable to effect strategic transactions, additional steps that might need to be taken.  These statements are based upon numerous assumptions that Tripos cannot control and involve risks and uncertainties that could cause actual results to differ.  These statements should be understood in light of the risk factors set forth in the company's filings with the SEC, including, without limitations, those factors set forth in the company's Form 10-K for the fiscal year ended December 31, 2005, and from time to time in the company's periodic filings with the SEC.  Except as otherwise required under federal securities laws and the rules and regulations of the SEC, Tripos has no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release dated February 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2007

Tripos, Inc.

By: /s/ John D. Yingling

John D. Yingling

Senior Vice President and

Chief Financial Officer

Exhibit 99.1

Contacts:

Tripos, Inc.

John Yingling

Chief Financial Officer

(314) 647-1099

yingling@tripos.com

Waggener Edstrom Worldwide

Bioscience and Healthcare Practice

Lisa Osborne

Account Director

(202) 326-0793

lisao@waggeneredstrom.com

For Immediate Release

Feb. 26, 2007

Tripos provides update on proposed sale of its U.K.-based Discovery Research business to Provid Pharmaceuticals

ST. LOUIS - Feb. 26, 2007 - Tripos, Inc. (Nasdaq: TRPS), is a party to a stock purchase agreement with Provid Pharmaceuticals Inc. As previously disclosed, Provid did not provide a satisfactory financing commitment letter by Feb. 1, 2007, thus triggering Tripos' right to terminate the stock purchase agreement. To date, Provid has not provided a satisfactory financing commitment letter. At the present time, Tripos is doubtful that Provid will be able to obtain financing for the transaction on the terms contemplated by the stock purchase agreement.

Despite Provid's failure to obtain satisfactory financing for its purchase, Tripos will seek to explore with Provid whether the purchase terms can be restructured and a transaction concluded. Tripos is also pursuing preliminary discussions with other parties that have previously expressed an interest in the Discovery Research business. No assurance can be given that Tripos will reach satisfactory transaction terms with any of these parties, nor can Tripos predict the amount of consideration that any party could provide or whether any party had or could obtain the financial resources necessary to complete a transaction.

At the present time, Tripos is evaluating whether the inability to sell the Discovery Research business to Provid on the currently contracted terms would have a material adverse effect on its previously forecasted amounts available for distribution to common stockholders. These forecasts are contained in the definitive proxy statement dated Feb. 14, 2007.

In addition to the alternative structures for a sale of the Discovery Research business, this evaluation will take into account the most current information about amounts that may be realized in the prospective sale of Tripos' Discovery Informatics business or in the disposition of corporate assets, as well as the most current information about the operations of these businesses and about costs to complete the transactions and liquidate Tripos. Until such evaluation is complete and Tripos makes further comment, stockholders and other investors should not rely upon Tripos' previous forecasts of amounts available for distribution to stockholders, including the information set forth in the definitive proxy statement dated Feb. 14, 2007.

About Tripos, Inc.

Tripos (Nasdaq: TRPS) combines leading-edge technology and innovative science to deliver consistently superior chemistry-research products and services for the biotechnology, pharmaceutical and other life science industries. Within Tripos' Discovery Informatics (DI) business, the company provides software products and consulting services to develop, manage, analyze and share critical drug discovery information. Within Tripos' Discovery Research (DR) business, Tripos' medicinal chemists and research scientists partner directly with clients in their research initiatives, leveraging state-of-the-art information technologies and research facilities. Further information on Tripos can be found at http://www.tripos.com.

Additional Information About the Transaction

On Feb. 14, 2007, Tripos, Inc., filed with the Securities and Exchange Commission (the "SEC") a definitive proxy statement on Schedule 14A. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE SPECIAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors can obtain these documents free of charge at the SEC's Web site (www.sec.gov) or from Tripos, Inc., free of charge by directing a request to John Yingling, Senior Vice President and Chief Financial Officer, Tripos, Inc., 1699 South Hanley Rd., St. Louis, MO 63144. The directors and executive officers of Tripos, Inc., may be considered participants in the solicitation of proxies in favor of the transactions described in the proxy statement from the shareholders of Tripos, Inc. Information about the directors and executive officers of Tripos, Inc., is set forth in the proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on March 17, 2006. Additional information regarding the interests of such individuals is included in the proxy statement and the other relevant documents filed with the SEC relating to the special meeting.

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Tripos and the Tripos logo are registered trademarks of Tripos, Inc., and/or its affiliates in the United States and certain other countries. All other trademarks mentioned in this document are the property of their respective owners.